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                                 EXHIBIT 10.20

                      NON-QUALIFIED STOCK OPTION AGREEMENT


                               THE GOOD GUYS, INC.


        THIS AGREEMENT made and entered into as of October 6, 2000, by and between the Good Guys, Inc., a Delaware Corporation ("Company") and Robert A. Stoffregen (Optionee").

                                   WITNESSETH:


        WHEREAS, there has been granted to Optionee, effective as of October 6, 2000, a non-qualified stock option outside the 1994 Stock Incentive Plan of the Company ("Incentive Plan").

        NOW, THEREFORE, it is mutually agreed as follows:

        1. The Optionee shall have a non-qualified stock option to acquire 75,000 shares of common stock of the Company ("the shares"), at the price of $6.375 per share.

        2. This option shall become exercisable at the rate of 33 1/3 % of the total number of shares covered by this option on each of the first three anniversaries of this Agreement.

        3. This option shall not be exercisable after the expiration of ten years from the date hereof.

        4. Even though this option is not granted under the Incentive Plan, the other terms of this option shall be the same as those provided for in the Incentive Plan. The Incentive Plan is attached hereto and is incorporated herein by this reference. Optionee has read the Incentive Plan and agrees to be bound by its terms.

        5. Any notice to be given by the Optionee under the terms of the Option Plan shall be deemed to have been duly given if sent by certified mail, postage and certification prepaid, to The Good Guys, Inc., 7000 Marina Blvd., Brisbane, California 94005, Attention: Chief Financial Officer.



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        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year referred to above.


                                            THE GOOD GUYS, INC.



                                          By:    /s/ RONALD UNKEFER
                                             -----------------------------------
                                                     Ronald Unkefer




                                          By:    /s/ ROBERT A. STROFFREGEN
                                             -----------------------------------
                                                     Robert A. Stroffregen



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